Rule 497(d)


                      The First Trust Combined Series 575

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, Hilltop Securities Inc. may sell Units of the Trust acquired from the Sponsor to other broker/dealers and other selling agents at the Redemption Price per Unit. Such broker/dealers and other selling agents may resell those Units at the Public Offering Price per Unit.

January 4, 2019